EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: Quad Systems Corporation                                Case No. 00-35667
       ------------------------            Reporting Period:  4/01/01 to 4/30/01
       Debtor

                            MONTHLY OPERATING REPORT
         File with Court and submit copy to United States Trustee within
                           20 days after end of month

Submit copy of report to any official committee appointed in this case

                                                                                                    Document       Explanation
REQUIRED DOCUMENTS                                                             Form No.             Attached         Attached
-------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                   MOR-1                     X
     Bank Reconciliation (or copies of debtor's bank reconciliations)         MOR-1 (CONT)              X               X
     Copies of bank statements                                                                          X
     Cash disbursement journals                                                                         X               X
Statement of Operations                                                       MOR-2                     X
Balance Sheet                                                                 MOR-3                     X
Status of Postpetition Taxes                                                  MOR-4                     X
     Copies of IRS Form 6123 or payment receipt                                                         X
     Copies of tax returns filed during reporting period                                                X
Summary of Unpaid Postpetition Debts                                          MOR-4                     X
     Listing of aged accounts payable                                                                   X
Accounts Receivable Reconciliation and Aging                                  MOR-5                     X
Debtor Questionnaire                                                          MOR-5                     X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.


-------------------------------------            -------------------------------
Signature of Debtor                               Date



-------------------------------------            -------------------------------
Signature of Joint Debtor                         Date


/s/ Anthony R. Drury                                May 17, 2001
-------------------------------------            -------------------------------
Signature of Authorized Individual*               Date


Anthony R. Drury                                  Sr. Vice President, Finance
-------------------------------------            -------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
                                                                        FORM MOR
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: Quad Systems Corporation                                Case No. 00-35667
       ------------------------                Reporting Period: 4/01/01-4/30/01
       Debtor

               SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

     Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reportedin the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursement journal. The total disbursements listed in the disbursement journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]


                                                                                                                CUMULATIVE FILING
                                                 BANK ACCOUNTS                        CURRENT MONTH                  TO DATE
                                 OPER        PAYROLL   Canada P/R    Lockbox       ACTUAL      PROJECTED     ACTUAL       PROJECTED
-----------------------------------------------------------------------------------------------------------------------------------

Cash Beginning of Month         320,639      54,437        849      34,960      410,885      277,400      977,761       977,761
RECEIPTS
Cash Sales
Accounts Receivable                                              2,301,000    2,301,000    1,427,000   12,176,089     7,832,000
Loans and Advances            1,465,000                                       1,465,000    1,675,000    8,645,000     9,542,000
Sale of Assets                                                                        -                     6,800             -
Other (Attach List)                                                  7,323        7,323            -      154,783             -
Transfers (From DIP Accts)                  500,000      6,705                  506,705            -    1,900,778             -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                1,465,000     500,000      6,705   2,308,323    4,280,028    3,102,000   22,883,450    17,374,000
-----------------------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS
Net Payroll                      43,731     446,741      3,528                  494,000      510,000    2,989,942     2,992,000
Payroll Taxes                   103,901      39,694        405                  144,000      128,000      699,142       651,000
Sales, Use & Other Taxes          9,000                                           9,000       26,000       86,000       104,000
Inventory Purchases             364,000                                         364,000      300,000    2,890,000     3,830,000
Secured Rental/Leases            80,000                                          80,000       78,000      298,000       315,000
Insurance                        67,000                                          67,000       88,000      173,000       411,000
Administrative                   78,260       1,324        160                   79,744      106,000      251,885       669,000
Selling                          66,000                                          66,000       67,000      435,000       504,000
Other (Attach List)             192,000                          2,292,846    2,484,846    1,789,000   13,687,846    10,564,000


Owner Draw*

Transfers (To DIP Accts)        506,705                                         506,705            -    1,900,778             -

Professional Fees                     -                                               -                    50,000        50,000
U.S. Trustee Quarterly Fees      10,000                                          10,000       10,000       14,000        14,000
Court Costs
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS           1,520,597     487,759      4,093   2,292,846    4,305,295    3,102,000   23,475,593    20,104,000
-----------------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                   (55,597)     12,241      2,612      15,477      (25,267)           -     (592,143)   (2,730,000)
-----------------------------------------------------------------------------------------------------------------------------------
CASH - END OF MONTH             265,042      66,678      3,461      50,437      385,617      277,400      385,618    (1,752,239)
-----------------------------------------------------------------------------------------------------------------------------------

*Compensation to sole proprietors for services rendered to bankruptcy estate

Note: In order to be consistent with our Budgets the line above labeled "Net Payroll" includes the gross salaries. In addition the line above labeled "Payroll Taxes" also includes all fringe benefit disbursements.

                 THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating U.S. Trustee Quarterly Fees (From Current Month Actual Column)
Total Disbursements                                                                            4,305,295
Less: Transfers to Debtor in Possession Accounts                                                (506,705)
Plus: Estate Disbursements made by outside sources (I.e. from escrow account)                          -
                                                                                              ----------
Total Disbursements for Calculating U.S. Trustee Quarterly Fees                                3,798,590
                                                                                              ==========

                                                                      FORM MOR-1
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

Quad Systems Corporation                                       Case No. 00-35667
Schedule MOR 1                                 Reporting Period: 2/01/01-2/28/01
Continuation Sheet

                                                         Current Month                          Cummulative
                                                    Actual           Projected             Actual          Projected
Explanation of Other Income
---------------------------

Adj of Prior Month Pre Pet. Voids                    (8,500)                -              37,500                 -
Rental of Parking Lot                                 1,000                 -               2,000                 -
Misc COBRA pmts/refunds                               1,700                 -               5,700                 -

                                              --------------------------------        -------------------------------
   Total                                             (5,800)                0              45,200                 0
                                              ================================        ===============================

Explanation of Other Disbursements
----------------------------------

Congress Repayments                               2,610,000         2,336,000           7,203,000         4,451,000
First Union Loan Repayments                               -                 -             155,000           155,000
Interest Expense                                      3,000             4,000               7,000             8,000
Commissions                                         182,000           175,000             182,000           249,000
Engineering                                           2,000            11,000               2,000            14,000
QEL Requirements                                    300,000           375,000             300,000           400,000

                                              --------------------------------        -------------------------------
   Total                                          3,097,000         2,901,000           7,849,000         5,277,000
                                              ================================        ===============================

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

Quad Systems Corporation                                       Case No. 00-35667
Schedule MOR 1                                 Reporting Period: 2/01/01-2/28/01
Continuation Sheet

                                             Current Month                   Cummulative
                                         Actual      Projected          Actual       Projected
Explanation of Other Income
---------------------------

Adj of Prior Month Pre Pet. Voids             -            0              37,500             -
Rental of Parking Lot                         -            0               4,000             -
Misc COBRA pmts/refunds                   7,323            0              21,283             -
Insurance Claim                               -            0              92,000        92,000
                                      ---------    ---------          ----------    ----------
   Total                                  7,323            0             154,783             0
                                      =========    =========          ==========    ==========

Explanation of Other Disbursements
----------------------------------

Congress Repayments                   2,292,846    1,427,000          12,633,846     8,650,000
First Union Loan Repayments                   0      155,000             155,000       310,000
Interest Expense                          4,000        3,000              13,000        14,000
Commissions                             188,000      175,000             434,000       907,000
Engineering                                   0       29,000               2,000        83,000
QEL Requirements                              0            -             450,000       600,000
                                      ---------    ---------          ----------    ----------
   Total                              2,484,846    1,789,000          13,687,846    10,564,000
                                      =========    =========          ==========    ==========



                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------               Reporting Period: 4/01/01-4/30/01
          Debtor

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.


REVENUES                                                   Month        Cumulative Filing to Date
--------                                                   -----        -------------------------
Gross Revenues                                          $  1,606,695          $ 12,929,506
Less: Returns and Allowances                                       -                     -
                                                        ------------          ------------
Net Revenue                                                1,606,695            12,929,506

COST OF GOODS SOLD
Beginning Inventory                                       10,723,341            15,046,970
Add: Purchases                                               458,331             3,204,990
Add: Cost of Labor                                            52,758               288,158
Add: Other Costs (attach schedule)                           336,860             1,562,662
Less: Ending Inventory                                    10,314,636            10,314,636
Cost of Goods Sold                                         1,256,654             9,788,144
                                                        ------------          ------------
Gross Profit                                                 350,041             3,141,362

Advertising                                                   (2,967)               47,650
Auto and Truck Expense                                             -                     -
Bad Debts                                                          -                52,000
Contributions                                                      -                     -
Employee Benefit Programs                                     26,059                89,951
Insider Compensation*                                              -                     -
Insurance                                                     34,700               141,717
Management Fees/Bonuses                                            -                     -
Office Expense                                                52,900                79,054
Pension & Profit-Sharing Plans                                     -                     -
Repairs and Maintenance                                       13,183                42,070
Rent and Lease Expense                                        60,874               261,028
Salaries/Commissions/Fees                                    358,389             2,326,275
Supplies                                                       7,025                (9,688)
Taxes - Payroll                                               39,542               268,832
Taxes - Real Estate                                            2,275                 8,805
Taxes - Other                                                  4,131               (15,622)
Travel and Entertainment                                      69,446               313,601
Utilities                                                     17,807               111,936
Other (attach schedule)                                       44,283               488,250
                                                        ------------          ------------
Total Operating Expenses Before Depreciation                 727,647             4,205,859
Depreciation/Depletion/Amortization                           37,893               161,282
                                                        ------------          ------------
Net Profit (Loss) Before Other Income & Expenses            (415,499)           (1,225,779)

OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                           -
Interest Expense                                              21,878               435,883
Other Expense (attach schedule)                                                          -
                                                        ------------          ------------
Net Profit (Loss) Before Reorganization Items               (437,377)           (1,661,662)

REORGANIZATION ITEMS                                                                     -
Professional Fees                                                                   50,000
U.S. Trustee Quarterly Fees                                   10,000                14,000
Interest Earned on Accumulated Cash from Chapter 11
  (see continuation sheet)                                                               -
(Gain)/Loss from Sale of Equipment                                                     836
Other Reorganization Expenses (attach schedule)                                          -
                                                        ------------          ------------
Total Reorganization Expenses                                 10,000                64,836
Income Taxes                                                                      (175,754)
                                                        ------------          ------------
Net Profit (Loss)                                           (447,377)           (1,550,744)
                                                        ============          ============

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-2
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------               Reporting Period: 4/01/01-4/30/01
          Debtor

                  STATEMENT OF OPERATIONS - continuation sheet

                                                       Cumulative
BREAKDOWN OF OTHER CATEGORY             Month        Filing to Date
-------------------------------------------------------------------
Other Costs
Overhead Absorption                     190,968         1,036,968
Service Labor Costs                      64,239           280,273
Warranty Costs                          156,087           441,927
Non-Inventory Reserve Expenses          (74,434)         (196,506)
                                        -------         ---------
  Total                                 336,860         1,562,662
                                        =======         =========

Other Operational Expenses
Freight                                  12,077            58,493
Bank Charges & LOC Fees                   3,032           121,438
Professional Fees                        29,174            52,480
Patent Royalties                              -           255,839
                                        -------         ---------
  Total                                  44,283           488,250
                                        =======         =========
Other Income

Other Expenses

Other Reorganization Expenses


Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                               FORM MOR-2 (CONT)
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------               Reporting Period: 4/01/01-4/30/01
          Debtor
                                  BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                   BOOK VALUE
                                                                    AT END OF          BOOK VALUE
                                                                     CURRENT               ON
                                                                    REPORTING           PETITION
                ASSETS                                                MONTH               DATE
---------------------------------------------------------------------------------------------------

Unrestricted Cash and Equivalents                                      247,359           161,799
Restricted Cash and Cash Equivalents (see continuation sheet)           73,151           815,962
Accounts Receivable (Net)                                            2,725,681         3,130,385
Notes Receivable                                                             -                 -
Inventories                                                         10,314,636        15,046,970
Prepaid Expenses                                                       199,708           433,952
Professional Retainers                                                       -                 -
Other Current Assets (attach schedule)                                 447,816          (325,421)
                                                                    ----------        ----------
TOTAL CURRENT ASSETS                                                14,008,351        19,263,647
                                                                    ----------        ----------
PROPERTY AND EQUIPMENT
Real Property and Improvements                                         177,958           276,575
Machinery and Equipment                                              1,716,773         2,124,028
Furniture, Fixtures and Office Equipment                             2,154,232         3,210,503
Leasehold Improvements                                                 330,078           330,078
Vehicles                                                                19,142            30,594
                                                                    ----------        ----------
Less Accumulated Depreciation                                        3,141,527         4,324,223
                                                                    ----------        ----------
TOTAL PROPERTY & EQUIPMENT                                           1,256,656         1,647,555
                                                                    ----------        ----------

OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                         694,818         1,054,423
                                                                    ----------        ----------
TOTAL OTHER ASSETS                                                     694,818         1,054,423
                                                                    ----------        ----------
TOTAL ASSETS                                                        15,959,825        21,965,625
                                                                    ==========        ==========

                                                                    BOOK VALUE
                                                                     AT END OF          BOOK VALUE
                                                                      CURRENT               ON
                                                                     REPORTING           PETITION
        LIABILITIES AND OWNER EQUITY                                   MONTH               DATE
----------------------------------------------------------------------------------------------------

LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                       101,140         8,246,757
Taxes Payable (refer to FORM MOR-4)                                    364,392           370,167
Wages Payable                                                          201,864           671,333
Notes Payable                                                                -                 -
Rent/Leases - Building/Equipment                                       114,038           220,133
Secured Debt / Adequate Protection Payments                          2,445,129         6,317,257
Professional Fees                                                            -                 -
Amounts Due to Insiders*                                                     -                 -
Other Postpetition Liabilities (attach schedule)                     2,633,726         3,861,109
                                                                    ----------        ----------
TOTAL POSTPETITION LIABILITIES                                       5,860,289        19,686,756
                                                                    ----------        ----------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt                                                          182,489                 -
Unsecured Debt                                                       9,188,922                 -
                                                                    ----------        ----------
TOTAL PRE-PETITION LIABILITIES                                       9,371,411                 -
                                                                    ----------        ----------
TOTAL LIABILITIES                                                   15,231,700        19,686,756
                                                                    ----------        ----------
OWNER EQUITY
Capital Stock                                                          135,531           135,531
Additional Paid-In Capital                                          24,733,708        24,733,708
Partners' Capital Account                                                    -                 -
Owner's Equity Account                                                       -                 -
Retained Earnings - Pre-Petition                                   (22,590,370)      (22,590,370)
Retained Earnings - Postpetition                                    (1,550,744)                -
Adjustments to Owner Equity (attach schedule)                                -                 -
Postpetition Contributions (Distributions)
   (Draws) (attach schedule)                                                 -                 -
                                                                    ----------        ----------
NET OWNER EQUITY                                                       728,125         2,278,869
                                                                    ----------        ----------
TOTAL LIABILITIES AND OWNERS EQUITY                                 15,959,825        21,965,625
                                                                    ==========        ==========

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-3
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems                                           Case No. 00-35667
        ------------                           Reporting Period: 4/01/01-4/30/01
          Debtor

                       BALANCE SHEET - continuation sheet

                                                          BOOK VALUE
                                                           AT END OF          BOOK VALUE
                                                            CURRENT               ON
                                                           REPORTING           PETITION
                ASSETS                                       MONTH               DATE
------------------------------------------------------------------------------------------

Other Current Assets
Accts Rec - Misc                                              198,478               537
Temp. Empl Advances                                             4,880            43,891
Permanent Advances                                                921               921
Deposits                                                      211,360            40,437
Interco - Current                                              32,177          (411,207)

Other Assets

Acquisition Costs - QEL                                         7,062             8,598
Patent Costs                                                    1,677             1,977
Invest - BIMARK/QFSC                                        4,026,831         4,026,831
Invest - QEL                                                2,500,000         2,500,000
Interco - Long Term                                       (10,503,031)      (10,145,262)
Invest - SMTECH                                             4,662,279         4,662,279


                                                           BOOK VALUE
                                                            AT END OF          BOOK VALUE
                                                             CURRENT               ON
                                                            REPORTING           PETITION
      LIABILITIES AND OWNER EQUITY                            MONTH               DATE
-------------------------------------------------------------------------------------------

Other Postpetition Liabilities
Deferred Revenue                                            1,053,907         1,151,531
Customer Deposits                                             127,744           416,644
Accrued Expenses                                            1,115,014         1,872,647
Commission Payable                                            337,061           420,287


Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.
                                                               FORM MOR-3 (CONT)
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------               Reporting Period: 4/01/01-4/30/01
          Debtor
                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes Attach photocopies of any tax returns filed during the reporting period

                                                                Amount
                                                  Beginning   Withheld or    Amount                    Check No.      Ending Tax
                                               Tax Liability    Accrued       Paid        Date Paid     or EFT        Liability
-----------------------------------------------------------------------------------------------------------------------------------
Federal
Withholding                                             -         68,670       68,670                   ADP EFT                  -
FICA-Employee                                           -         37,255       37,255                   ADP EFT                  -
FICA-Employer                                           -         37,255       37,255                   ADP EFT                  -
Unemployment                                            -            186          186                   ADP EFT                  -
Income                                                  -              -            -                                            -
Other:  Tax Accounting Accrual
  Only from prior years                           352,702              -            -                                      352,702
                                                ---------        -------      -------       ------      -------          ---------
Total Federal Taxes                               352,702        143,366      143,366           -            -             352,702
                                                ---------        -------      -------       ------      -------          ---------

State and Local
Withholding                                             -         19,373       19,373                   ADP EFT                  -
Sales                                               8,233         11,687        8,230                   EFT, 169283         11,690
Excise                                                  -                                                                        -
Unemployment                                            -          2,533        2,533                   ADP EFT                  -
Real Property                                           -                                                                        -
Other: Canadian P/R Taxes                               -          1,764        1,764                   ADP EFT                  -
                                                ---------        -------      -------       ------      -------          ---------
Total State and Local                               8,233         35,357       31,900                                       11,690
                                                ---------        -------      -------       ------      -------          ---------
Total Taxes                                       360,935        178,723      175,266                                      364,392
                                                ---------        -------      -------       ------      -------          ---------

               SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

                                                                       Number of Days Past Due
                                                 -------------------------------------------------------------
                                                 Current          0-30         31-60        61-90      Over 90        Total
                                                 -------          ----         -----        -----      -------        -----

Accounts Payable                                   67,984        1,678       14,627       16,851                         101,140
Wages Payable                                     201,864                                                                201,864
Taxes Payable                                      11,690                                             352,702            364,392
Rent/Leases-Building                                    -                                                                      -
Rent/Leases-Equipment                             114,038                                                                114,038
Secured Debt/Adequate Protection Payments       2,445,129                                                              2,445,129
Professional Fees                                       -                                                                      -
Amounts due to Insiders*                                -                                                                      -
Other:                                                                                                                         -
Other:                                                                                                                         -
                                                ---------        -----       ------       ------      -------          ---------
Total Postpetition Debts                        2,840,705        1,678       14,627       16,851      352,702          3,226,563
                                                =========        =====       ======       ======      =======          =========

Explain how and when the Debtor intends to pay any past due postpetition debts.

Note: above Taxes Payable in Past Due Column represents an prior year accounting accrual only. It does not represent an actual payment due.


*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-4
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------               Reporting Period: 4/01/01-4/30/01
          Debtor

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation                                          Amount
----------------------------------                                          ------

Total Accounts Receivable at the beginning of the reporting period       3,650,935
+ Amounts billed during the period                                       1,696,451
- Amounts collected during the period                                    2,401,705
Total Accounts Receivable at the end of the reporting period             2,945,681


Accounts Receivable Aging
-------------------------

0 - 30 days old                                                          1,130,577
31 - 60 days old                                                         1,475,806
61 - 90 days old                                                           226,141
91+ days old                                                               113,157
Total Accounts Receivable                                                2,945,681
Amount considered uncollectible (Bad Debt)                                (220,000)
Accounts Receivable (Net)                                                2,725,681


Note: the Accounts Receivable collections include the application of customer deposits received in prior periods

                                                                      FORM MOR-5
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------               Reporting Period: 3/01/01-3/31/01
          Debtor
                                        DEBTOR QUESTIONNAIRE

Must be completed each month                                                                    Yes            No

1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                                           X

2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide an explanation below.                                 X

3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                               X

4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                        X


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Note to 1. An Inventory of Fixed Assets was taken and missing or previously disposed of items were taken off the books.
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                                                                      FORM MOR-5
                                                                          (9/99)